                   MUTUAL RELEASE AND TERMINATION AGREEMENT
                   ----------------------------------------

          This MUTUAL RELEASE AND TERMINATION AGREEMENT (this "Agreement") dated as of July 28, 2000 is made by and between Borden Chemicals and Plastics Operating Limited Partnership, a Delaware limited partnership ("Seller"), and Borden Chemical, Inc., a Delaware corporation ("Purchaser").

                                R E C I T A L S
                                ---------------

          WHEREAS, Seller and Purchaser are parties to that certain Conveyance and Transfer Agreement dated as of June 27, 2000 (the "Conveyance Agreement");

          WHEREAS, Seller and Purchaser are parties to that certain Formaldehyde Processing Agreement dated as of November 30, 1987, as amended (the "Formaldehyde Processing Agreement");

          WHEREAS, Seller and Purchaser are parties to that certain Ammonia Purchase Agreement dated as of November 30, 1987, as amended (the "Ammonia Purchase Agreement");

          WHEREAS, Seller and Purchaser are parties to that certain Urea Formaldehyde Concentrate Processing Agreement dated as of November 30, 1987, as amended (the "Urea Formaldehyde Concentrate Processing Agreement");

          WHEREAS, Seller and Purchaser are parties to that certain Methanol Purchase Agreement dated as of November 30, 1987, as amended, and that certain Option Agreement dated as of December 23, 1998, extending the term thereof (collectively, the "Methanol Purchase Agreement"); and

          WHEREAS, as a mutual condition to their respective obligations under the Conveyance Agreement, Seller and Purchaser are required to enter into this Agreement in order to release each other from their respective liabilities, duties and obligations arising under the Formaldehyde Processing Agreement, Ammonia Purchase Agreement, Urea Formaldehyde Concentrate Processing Agreement and Methanol Purchase Agreement;

          NOW THEREFORE, in consideration of the covenants and agreements set forth in the Conveyance Agreement and in further consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

          Section 1.    Termination of Agreements.
          ---------     --------------------------

          (a) Effective as of the date of this Agreement, the Formaldehyde Processing Agreement, Ammonia Purchase Agreement and Urea Formaldehyde Concentrate Processing Agreement are hereby terminated.

          (b) Effective as of December 31, 2000, the Methanol Purchase Agreement is hereby terminated.

          Section 2.    Release by Seller.
          ---------     ------------------

          (a) Subject to payment of any outstanding amounts due to Seller under the following agreements, effective as of the date of this Agreement, Seller hereby releases Purchaser from all liabilities, duties and obligations arising under or relating to the Formaldehyde Processing Agreement, Ammonia Purchase Agreement and Urea Formaldehyde Concentrate Processing Agreement.

          (b) Subject to payment of any amounts due to Seller under the following agreement on or prior to December 31, 2000, effective as of December 31, 2000, Seller hereby releases Purchaser from all liabilities, duties and obligations arising under or relating to the Methanol Purchase Agreement.

          Section 3.    Release by Purchaser.
          ---------     --------------------

          (a) Effective as of the date of this Agreement, Purchaser hereby releases Seller from all liabilities, duties and obligations arising under or relating to the Formaldehyde Processing Agreement, Ammonia Purchase Agreement and Urea Formaldehyde Concentrate Processing Agreement (other than any warranties of Seller with respect to the products delivered thereunder).

          (b) Effective as of December 31, 2000, Purchaser hereby releases Seller from all liabilities, duties and obligations arising under or relating to the Methanol Purchase Agreement (other than any warranties of Seller with respect to the products delivered thereunder).

          Section 4.    Successors and Assigns.  This Agreement and all the
          ---------     ----------------------
provisions hereof shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

          Section 5.    Entire Agreement.  This Agreement constitutes the entire
          ---------     ----------------
agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect thereto.

          Section 6.    Governing Law.  This Agreement shall be governed by and
          ---------     -------------
construed in accordance with the laws of the State of Ohio, without regard to the principles of conflicts of laws thereof.

          Section 7.    Notices.  All notices and other communications hereunder
          ---------     -------
shall be in writing and shall be delivered to the persons and in the manner provided in the Conveyance Agreement.

          Section 8.    Amendments.  This Agreement may not be modified or
          ---------     ----------
amended except by an agreement in writing signed by the parties.

          Section 9.    Title and Headings.  Titles and headings to sections
          ---------     ------------------
herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first set forth above.

                                        BORDEN CHEMICALS AND PLASTICS
                                         OPERATING LIMITED PARTNERSHIP

                                        BCP Management, Inc., as General Partner


                                        By:  ___________________________________
                                        Its: ___________________________________



                                        BORDEN CHEMICAL, INC.


                                        By:  __________________________________
                                        Its: __________________________________


                                      -3-